GWG HOLDINGS, INC.

L Bonds

SUBSCRIPTION AGREEMENT

Please complete this form to purchase an L Bond. Any sections of this form that are incomplete may be returned to your broker-dealer and may delay your purchase of L Bonds.

Once completed, send this Subscription Agreement along with your certified or personal check payable to GWG Holdings, Inc. or wire your deposit to the account listed below, and forward any other documents requested in this agreement to your broker-dealer or to GWG Holdings, Inc. at:

GWG Holdings, Inc.
220 South Sixth Street, Suite 1200
Minneapolis, Minnesota 55402

Wire Instructions:
GWG Holdings, Inc --- Indenture Account
Account: 500030960
Routing: 091310521
Bank Name: Bell State Bank & Trust

GWG HOLDINGS, INC.
L BONDS SUBSCRIPTION AGREEMENT

1 PURCHASE

INVESTMENT AMOUNT Note: Minimum principal amount of $25,000. Any amount above the minimum principal must be purchased in $1,000 increments.	TERMS AND SUBSCRIPTION AMOUNT GWG will not issue an L Bond if term amount is below $10,000. (Select one for each L Bond):		INTEREST PAYMENT FREQUENCY (Select one for each L Bond):	
TOTAL DOLLAR AMOUNT:	Offering Term	Dollar Amount	Monthly*	Annual
	☐ 6 Month		☐	☐
Qualified or Non-Qualified Funds (Must select one)	☐ 1 Year		☐	☐
☐ Qualified	☐ 2 Year		☐	☐
☐ Non-Qualified	☐ 3 Year		☐	☐
	☐ 5 Year		☐	☐
	☐ 7 Year		☐	☐

* The interest payment date is the 15th calendar day of the month (or, if such date is not a business day, then the next business day thereafter). Note: Form 1099 will be issued annually based upon tax year(s) earnings.

2 OWNERSHIP

Select one form of ownership:

☐ Individual Investor

☐ Joint Tenants with right of survivorship
Note: Both joint tenants must sign this agreement.

☐ Corporation, LLC, Partnership, or Trust
Note: Please include a trust resolution or the appropriate corporate or partnership documents authorizing you to make this investment.

☐ Tenants in Common
Note: Both joint tenants must sign this agreement.

☐ IRA, Employee Benefit Plan or other retirement plan

☐ Other (e.g., custodian for minor)

3 STATEMENTS

All reports, notices and information will be sent to the email address indicated below.
GWG will not share or sell your contact information.

Email Address:

Email Address

☐ I/We decline and GWG will charge me for the hardcopy costs.

4 CERTIFICATION

GENERAL SUITABLITY STANDARDS

GWG does not recommend investing more than 10% of an investors liquid net worth in the L Bond offering.

Under penalties of perjury, I/we hereby declare and certify that (must initial each box):

[Initial] I/We have received a copy of the Prospectus, together with any related Prospectus Supplement;

[Initial] The social security number or tax identification number listed on this agreement is correct;

[Initial] I am/We are not subject to backup withholding, either because the Internal Revenue Service has not notified me/us that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends or I/we have been notified that I am/we are no longer subject to backup withholding;

[Initial] I/we acknowledge that my/our purchase is subject to the terms contained in the Prospectus, may be rejected in whole or in part, and will not become effective until accepted by GWG. Additionally, I authorize GWG or any of its designees to share any information regarding my investments with the financial professional representing me/us in this transaction, unless authorization is expressly rescinded by me/us in writing; and

[Initial] I/We hereby acknowledge that this investment in L Bonds is illiquid.

5

DIRECT DEPOSIT

DIRECT DEPOSIT ACCOUNT INFORMATION:

☐ I currently receive direct deposit payments from an existing GWG investment. I hereby instruct GWG to deposit all principal and interest payments for this/these new L Bond(s) into the same account.

☐ Deposit my payments into the account listed below. ***Note***: Must attach a **VOIDED** check.

ACCOUNT OWNER NAME(S) ☐ CHECKING ☐ SAVINGS ☐ OTHER

BANK ROUTING NUMBER (9 DIGITS)

ACCOUNT NUMBER

BANK NAME

BRANCH LOCATION

Must attach voided check here for direct deposit:


Your Name
Any Street, Any Town
Tel: (001) 555-0000
$
VOID

AUTHORIZATION STATEMENT

As the investor of record and authorized signatory of the account listed above, by signing this agreement, I authorize GWG Holdings, Inc., its affiliates, or its agents (collectively referred to hereinafter as "GWG") to deposit interest and principal payments owed to me by initiating account credit entries to my financial institution listed on this form. Further, I authorize my financial institution to accept and to credit any credit entries initiated by GWG to the listed account. In the event of an erroneous credit entry, I also authorize GWG to debit the account for an amount not to exceed the original amount of the erroneous credit. This authorization shall remain in full force and effect until GWG and my financial institution have received written notice from me of its termination in such time and in such manner as to afford GWG and my financial institution reasonable opportunity to act on it. In the event the listed account is closed, I will promptly notify GWG of an alternate account into which payments can be made.

GWG HOLDINGS, INC.
L BONDS SUBSCRIPTION AGREEMENT

The undersigned Subscriber, desiring to purchase GWG L Bonds pursuant to the Prospectus (which term includes all exhibits and supplements thereto and any amendments thereof) of GWG Holdings, Inc. a Delaware corporation (the "Company"), by executing this Signature Page, hereby agrees to be bound by all terms of this Subscription Agreement, and further hereby executes, adopts, makes, confirms and agrees to all terms, conditions, representations and warranties of this Subscription Agreement.

6 INDIVIDUAL CONTACT INFORMATION

INDIVIDUAL OR JOINT SUBSCRIBERS

(This portion should be completed only if Subscriber(s) are either one or two individual persons)

INDIVIDUAL

PRINT NAME OF SUBSCRIBER

PRINT NAME OF CO-SUBSCRIBER (IF APPLICABLE)

SUBSCRIBER DATE OF BIRTH (MM/DD/YY)

CO- SUBSCRIBER DATE OF BIRTH (MM/DD/YY)

SUBSCRIBER SOCIAL SECURITY NUMBER

CO-SUBSCRIBER SOCIAL SECURITY NUMBER

MAILING ADDRESS

CITY *STATE* *ZIP*

SUBSCRIBER PRIMARY PHONE *SUBSCRIBER SECONDARY PHONE* *EMAIL ADDRESS*

SIGN HERE *SIGNATURE OF SUBSCRIBER*

SIGN HERE *SIGNATURE OF CO-SUBSCRIBER (IF APPLICABLE)*

DATE SIGNED (MM/DD/YY)

DATE SIGNED (MM/DD/YY)

7 ENTITY CONTACT INFORMATION

ENTITY

(This portion should be completed when the Subscriber is a Trust, LLC, Custodian, or other legal entity)

ENTITY

NAME OF SUBSCRIBER- ENTITY

SUBSCRIBER DATE OF INCORPORATION OR DECLARATION OF TRUST (MM/DD/YY)

TAX ID OF SUBSCRIBER

MAILING ADDRESS

CITY *STATE* *ZIP*

PRIMARY PHONE

CLIENT

FOR THE BENEFIT OF:

NAME OF SUBSCRIBER'S CLIENT

CLIENT INFORMATION:

EMAIL ADDRESS

MAILING ADDRESS

CITY *STATE* *ZIP*

PRIMARY PHONE

PRINT NAME OF AUTHORIZED SIGNOR AND TITLE

SIGN HERE *AUTHORIZED SIGNATURE*

DATE SIGNED (MM/DD/YY)

STAMP
HERE
IF APPLICABLE

PRINT NAME OF INVESTOR

SIGN HERE *INVESTOR SIGNATURE*

DATE SIGNED (MM/DD/YY)

**** If investor is not a United States citizen, furnish IRS Form W-8BEN with this Subscription Agreement.****

SUBSTITUTE W–9 FORM–REQUEST FOR TAXPAYER INDENTIFICATION NUMBER AND CERTIFICATION

Print or type

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ► ____________

☐ Other (see instructions) ►

☐ Exempt payee

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Requester's name and address (optional)

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). For entities, it is your employer identification number (EIN). .

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN.

Sign Here **Signature of U.S. person ►** SIGN HERE **Date ►**

ADVISOR CERTIFICATION

Based on the information obtained from the Subscriber concerning his or her investment objectives, his or her other investments, and his or her financial situation and needs, the undersigned Advisor has reasonable grounds to believe that an investment in the Bond of the company is suitable for the Subscriber. Prior to the Subscriber executing this Subscription Agreement, the undersigned Advisor has informed the Subscriber of any compensation the undersigned Advisor shall receive on the account of the sale of the Bonds herein and all pertinent facts relating to an investment in the Bonds, including the risk factors disclosed in the Prospectus. The undersigned believes that the representations and warranties expressed hereinabove are true and correct.

8 FOR COMPLETION BY ADVISOR

ADVISOR

Is this investment a Fee Based Account? ☐ Yes ☐ No

ADVISOR

FIRM

MAILING ADDRESS

CITY *STATE* *ZIP*

ADVISOR PRIMARY PHONE *ADVISOR SECONDARY PHONE* *EMAIL ADDRESS*

SIGN HERE

ADVISOR SIGNATURE

9 FOR COMPLETION BY BROKER-DEALER/RIA

BROKER-DEALER/RIA

NAME OF BROKER-DEALER/RIA

PRINTED NAME OF AUTHORIZED BROKER-DEALER/RIA

SIGN HERE

BROKER-DEALER/RIA SIGNATURE

10 FOR COMPLETION BY GWG

SUBSCRIPTION ACCEPTED BY THE COMPANY

STAMP HERE

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